March 26, 2013

CHASE GROWTH FUND
CHASE MID-CAP GROWTH FUND
Class N
Institutional Class

Each a series of Advisors Series Trust

Supplement to the
Statement of Additional Information (“SAI”) dated January 28, 2013

Effective immediately, the following language is added to page 40 of the SAI, immediately preceding the section titled “Tax Matters”:

CONVERSION INFORMATION

If consistent with your financial intermediary’s program, Class N shares of a Fund that have been purchased by a financial intermediary on behalf of clients participating in (i) 401(k) plans, Section 457 deferred compensation plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans or (ii) investment programs in which the clients pay a fixed or asset-based fee, may be converted into Institutional Class shares of the same Fund if the financial intermediary satisfies any then-applicable eligibility requirements for investment in Institutional Class shares of the Fund.  Any such conversion will be effected at net asset value without the imposition of any fee or other charges by the Fund.  Please contact your financial intermediary about any fees that it may charge.

Please retain this Supplement with your SAI.